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EXHIBIT 10.28




CORNELL CAPITAL PARTNERS           101 Hudson Street
                                   Suite 3700
                                   Jersey City, NJ  07302
____________________________




                                 July 13, 2006


VIA FEDERAL EXPRESS

IVI Communications, Inc.
5959 W. Century Boulevard, Suite 573
Los Angeles, CA 90045
Attention: Nyhl Henson


         Re:      Pledge and Escrow Agreement

Dear Mr. Henson:

         Pursuant to the Pledge and Escrow Agreement (the "Agreement") dated March 27, 2006 among Cornell Capital Partners, LP ("Cornell"), IVI Communications, Inc. (the "Company"), and David Gonzalez, Esq. (the "Escrow Agent"), the Company has pledged to Cornell 15,000,000 shares of common stock of the Company (the "Pledged Shares"). Cornell and the Company hereby terminate the Agreement effective as of the date hereof.

         This letter shall also serve as written notice to the Escrow Agent to return the Pledged Shares to the Company upon receipt of this letter.

         Please indicate your agreement to the foregoing by signing below where indicated.


                    CORNELL CAPITAL PARTNERS, LP

                    By:    Yorkville Advisors, LLC
                    Its:   General Partner

                    By:    /s/ Mark Angelo
                           ------------------------------
                    Name:  Mark Angelo
                    Title: President and Portfolio Manager




Agreed and acknowledged

IVI COMMUNICATIONS, INC.


By:    /S/ Nyhl Henson
       ------------------------
Name:  Nyhl Henson
Title: Chief Executive Officer


cc:    David Gonzalez, Esq.
       By HAND